Exhibit 99.2

®

Supplemental Investor Package
________________________________

Fourth Quarter and Full Year 2008

Investor Contact:
Jennifer DiBerardino
Vice President, Investor Relations
Tel: 973-948-1364
Jennifer.diberardino@selective.com

SELECTIVE INSURANCE GROUP, INC.
INVESTOR PACKET
TABLE OF CONTENTS

Earnings Press Release	1
Selected Balance Sheet Data	8
Selected Income Statement Data	9
Quarterly Investment Income	10
Investment Yield and Tax Rate Portfolio Breakdown	11
Statutory Combined Ratio Summary by LOB Quarter	12
Statutory Combined Ratio Summary by LOB YTD	13
DIS Results and PEO Statistics	14
Consolidated Balance Sheet	15
Consolidated Statement of Income	16
Consolidated Statement of Stockholder’s Equity	17
Consolidated Statement of Cash Flows	18
Statutory Balance Sheet	19
Statutory Statement of Combined Income	20
Investment Portfolio – Appendix
Municipal Fixed Income Portfolio Exhibit	21
Ratings on Municipal Fixed Income Portfolio Exhibit	22
Muni Bonds with Credit Enhancement Exhibit	23
Structured Securities Chart	24
RMBS & RABS Chart	25
RMBS & RABS by Vintage Year Exhibit	26
RMBS and RABS by Type Exhibit	27
RMBS & RABS Ratings Migrations	28
CMBS Chart	29
CMBS by Vintage Year Exhibit	30
CMBS by Type Exhibit	31
CMBS Ratings Migration	32
2007 Vintage CMBS Chart	33
2007 Vintage CMBS Exhibit	34
Alt-A RMBS Chart	35
Alt-A by Vintage Year Exhibit	36
Asset Backed Securities with Insurance Exhibit	37
Fixed Income Government & Agency Exposure Exhibit	38
AFS Fixed Maturities Severity & Duration of Unrealized Losses Exhibit	39
Credit Quality of AFS Securities Exhibit	40

Selective Insurance Group, Inc.
Selected Balance Sheet Data (unaudited)
($ in thousands, except per share amounts)

	December 31,				December 31,
	2008				2007
	Balance		Market	Unrealized	Balance		Market	Unrealized
	Sheet		Value	Gain/(Loss)	Sheet		Value	Gain/(Loss)
Invested Assets:
Corporate bonds[1,2]	$1,024,179		1,024,181	(124,294)	$1,299,055		1,299,057	(688)
Gov't\ Municipal bonds[2]	2,011,262		2,011,275	35,240	1,780,275		1,780,417	24,466
Total bonds	3,035,441		3,035,456	(89,054)	3,079,330		3,079,474	23,778
Equities	132,131		132,131	6,184	274,705		274,705	114,315
Short-term investments	198,111		198,111	-	190,167		190,167	-
Trading securities	2,569		2,569	(1,216)	-		-	-
Other investments	172,057		172,057	(5,585)	188,827		188,827	30,647
Total invested assets	3,540,309		3,540,324	(89,671)	3,733,029		3,733,173	168,740

Total assets	4,941,332				5,001,992

Liabilities:
Reserve for losses	2,256,329				2,182,572
Reserve for loss expenses	384,644				359,975
Unearned premium reserve	844,334				841,348

Total liabilities	4,050,839				3,925,949

Stockholders' equity	890,493				1,076,043

Total debt to capitalization ratio	23.5%				21.5%
Adjusted total debt to capitalization ratio [3]	17.0%				15.2%

Book value per share	16.84				19.81

Book value per share excluding
FAS 115 unrealized gain or loss on bond portfolio	17.94				19.53

NPW per insurance segment employee	797				797

Statutory premiums to surplus ratio	1.7	x			1.5	x

Statutory surplus	866,035				1,034,294

[1]	Includes mortgage-backed and asset backed securities.
[2]	Certain prior year amounts were reclassified to confrom with currrent year presentation.
[3]
The adjusted debt to capitalization ratio reflects a reduction in debt for amounts held in an irrevocable trust for the benefit of senior note holders as well as the median rating agency equity treatment of 75% applied to our $100 million Junior Subordinated Notes issued September 25, 2006.

Selective Insurance Group, Inc.
Selected Income Statement Data (unaudited)
December 2008	THREE MONTHS ENDED DECEMBER 31,				TWELVE MONTHS ENDED DECEMBER 31,
($ in thousands, except per share amounts)	2008		2007		2008		2007
		Per diluted share		Per diluted share		Per diluted share		Per diluted share
Consolidated
Revenue	$380,398		$466,611		$1,695,979		$1,846,228
Operating income	5,315	0.10	32,243	0.60	75,902	1.42	124,818	2.21
Net realized (losses) gains, after tax	(19,703)	(0.38)	3,997	0.07	(32,144)	(0.60)	21,680	0.38
Net (Loss) income	(14,388)	(0.28)	36,240	0.67	43,758	0.82	146,498	2.59
Operating return on equity	2.3%		12.2%		7.7%		11.6%

Insurance Operations
Gross premiums written	358,381		369,702		1,708,793		1,752,248
Net premiums written	306,431		323,236		1,484,041		1,554,867
Net premiums earned	366,618		382,682		1,495,490		1,517,306
Underwriting (loss) profit - before tax	(4,785)		1,264		(15,226)		15,957
- after tax	(3,110)	(0.06)	822	0.02	(9,897)	(0.19)	10,372	0.18
GAAP combined ratio	101.3%		99.7%		101.0%		98.9%

Commercial lines
Net premiums earned	312,887		331,044		1,285,547		1,314,002
GAAP combined ratio	99.6%		95.9%		99.5%		96.8%
Personal lines
Net premiums earned	53,731		51,638		209,943		203,304
GAAP combined ratio	111.2%		123.8%		110.2%		112.9%

Diversified Insurance Services
Revenue	26,002		26,380		116,346		115,566
(Loss) income - after tax	(217)	(0.00)	2,358	0.04	9,606	0.18	12,355	0.22
Return on revenue	(0.8)%		8.9%		8.3%		10.7%

Investments
Net investment income - before tax	18,517		49,965		131,032		174,144
- after tax	17,043	0.33	37,315	0.68	105,039	1.97	133,669	2.34
Effective tax rate	8.0%		25.3%		19.8%		23.2%
Annual after-tax yield on
investment portfolio					2.9%		3.6%
Annual after-tax, after-interest
expense yield					2.5%		3.2%
Invested assets per $ of
stockholders' equity					3.98		3.47

Other expenses (net of
other income)
Interest expense - before tax	(5,036)		(5,640)		(20,508)		(23,795)

Actual interest expense - after tax	(3,273)		(3,666)		(13,330)		(15,467)
Interest expense addback for dilution
- after tax	-		208		-		1,293
Adjusted interest expense - after tax	(3,273)	(0.06)	(3,458)	(0.06)	(13,330)	(0.25)	(14,174)	(0.25)

Other - after tax	$(5,128)	(0.11)	$(4,586)	(0.08)	(15,516)	(0.29)	$(16,111)	(0.28)

Diluted weighted avg shares
outstanding	51,948		54,746		53,319		57,165

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Quarterly
GAAP Investment Income
($ in thousands)
(Unaudited)

	For the three months ended		%	Year to Date		%
	December	December	Increase	December	December	Increase
	2008	2007	(Decrease)	2008	2007	(Decrease)
Investment Income:
Interest:
Fixed Maturity Securities	$36,874	36,665	0.6	$146,555	140,383	4.4
Short-term	549	2,369	(76.8)	4,252	8,563	(50.3)
Other Investments:
Alternative Investments	(18,036)	6,361	(383.5)	(12,676)	19,201	(166.0)
Other	-	2,391	(100.0)	-	2,391	(100.0)
Dividends	1,920	3,619	(46.9)	5,603	8,626	(35.0)
Change in Fair Value (1)	(1,681)	-	N/M	(8,129)	-	N/M
Miscellaneous	105	77	36.4	340	236	44.1
	19,731	51,482	(61.7)	135,945	179,400	(24.2)

Investment Expense	1,214	1,517	(20.0)	4,913	5,256	(6.5)

Net Investment Income Before Tax	18,517	49,965	(62.9)	131,032	174,144	(24.8)

Tax	1,474	12,650	(88.3)	25,993	40,475	(35.8)

Net Investment Income
After Tax	$17,043	37,315	(54.3)	$105,039	133,669	(21.4)

Net Investment Income
per Share	0.33	0.68	(51.5)	1.97	2.34	(15.8)

Effective Tax Rate	8.0%	25.3%		19.8%	23.2%

Average Yields:

Fixed Maturity Securities
Pre Tax				4.6%	4.5%
After Tax				3.6%	3.6%

Portfolio
Pre Tax				3.6%	4.8%
After Tax				2.9%	3.6%

	For the three months ended			Year to Date
	December	December		December	December
Net Realized Gains (Losses)	2008	2007		2008	2007
Fixed Maturities	(13,388)	(5,063)		(54,159)	(6,705)
Equity Securities	(11,769)	11,212		13,292	40,895
Other	(5,156)	-		(8,585)	(836)
Total	(30,313)	6,149		(49,452)	33,354
Net of Tax	(19,703)	3,997		(32,144)	21,680

(1)	Selective adopted Fas 159, the Fair Value Option for Financial Assets and Financial Liablilities - Including an amendment of FASB Statement No. 115, on January 1, 2008 and elected to apply the fair value option to certain securities that were being managed by an outside manager at the time of adoption.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Investment Yield and Effective Tax Rate Portfolio Breakdown
December 31, 2008
($ in thousands)
(Unaudited)

		Q4 2008		FY 2008
	Market Value	Yield	Effective Tax Rate	Yield	Effective Tax Rate
	($)	(%)	(%)	(%)	(%)

Fixed Maturities Securities:
State & Municipal T/E	1,686,822	0.9	3.3	3.8	4.1
State & Municipal Tax	72,302	1.3	35.0	5.4	35.0
State & Municipal	1,759,124	0.9	5.2	3.9	6.1
U.S. Gov't (1) (2)	252,151	1.0	35.0	3.5	35.0
Corporate	366,535	1.4	35.0	5.8	35.0
ABS's (1)	61,418	2.3	35.0	6.8	35.0
MBS's (1)	596,228	1.5	35.0	5.9	35.0
Total Debt Securities	3,035,456	1.1	20.8	3.0	21.6
Equity Securities	132,131	1.1	29.2	2.8	20.4
Trading Securities (3)	2,569	(30.8)	35.0	(56.6)	35.0
Short-term Investments	198,111	0.3	35.0	2.1	29.8
Other Investments
Alternative Investments	165,017	(9.5)	35.0	(7.6)	35.0
Other	7,040	0.0	0.0	0.0	0.0
	3,540,324	0.5	8.0	3.6	19.8

(1)	Certain prior year amounts were reclassified to conform with current year presentation.
(2)	U.S. Government includes corporate securities fully guaranteed by the Federal Deposit Insurance Corporation (FDIC).
(3)	Selective adopted Fas 159, the Fair Value Option for Financial Assets and Financial Liabilities - Including an amendment of FASB Statement No. 115, on January 1, 2008 and elected to apply the fair value option to certain securities that were being managed by an outside manager at the time of adoption.

Selective Insurance Group, Inc.
2008 Statutory Results by Line of Business
4th Qtr 2008 (unaudited)
($ in thousands)

	Net		Net				Underwriting	Dividends to	Combined	Combined
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Ratio	Ratio	Underwriting
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2008	2007	Gain/(Loss)
Personal Lines:

Homeowners	$16,867	3.0%	$17,311	7.2%	47.2%	7.6%	34.4%	0.0%	89.2%	126.5%	$2,026
Auto	31,653	1.6%	34,018	2.1%	77.8%	10.8%	30.1%	0.0%	118.7%	116.8%	(5,658)
Other (including
flood)	2,488	8.6%	2,401	10.2%	89.7%	(7.7)%	(37.7)%	0.0%	44.3%	97.8%	1,369
Total	$51,009	2.4%	$53,731	4.1%	68.5%	9.0%	28.1%	0.0%	105.6%	118.8%	$(2,263)

Commercial Lines:

Fire/IM	$42,168	(0.9)%	$48,936	(0.2)%	38.5%	4.8%	39.1%	0.1%	82.5%	94.6%	$11,210
Workers
compensation	58,077	(8.3)%	74,267	(9.7)%	56.4%	13.0%	30.3%	2.4%	102.1%	108.2%	3,348
General liability	74,766	(12.5)%	95,004	(7.9)%	54.7%	18.3%	37.2%	0.1%	110.3%	100.0%	(2,268)
Auto	61,114	(3.7)%	74,995	(3.8)%	66.9%	5.6%	32.3%	0.0%	104.8%	94.5%	859
BOP	15,708	9.9%	14,944	9.1%	69.3%	12.8%	34.7%	0.0%	116.8%	90.3%	(2,780)
Bonds	3,754	(13.7)%	4,606	(4.2)%	18.1%	4.8%	67.0%	0.0%	89.9%	96.7%	1,034
Other	2,055	0.8%	2,356	5.1%	(4.7)%	0.2%	57.0%	0.0%	52.5%	46.8%	1,291
Total	$257,643	(6.5)%	$315,108	(5.4)%	55.2%	11.4%	35.2%	0.6%	102.4%	99.4%	$12,694

Grand Total	$308,651	(5.1)%	$368,839	(4.1)%	57.2%	11.0%	34.0%	0.5%	102.7%	101.9%	$10,431

Note: Some amounts may not foot due to rounding.

	2008	2007
Losses Paid	$199,130	$151,857
LAE Paid	36,095	36,233
Total Paid	$235,225	$188,090

Selective Insurance Group, Inc.
2008 Statutory Results by Line of Business
December 2008 YTD (unaudited)
($ in thousands)

	Net		Net				Underwriting	Dividends to	Combined	Combined
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Ratio	Ratio	Underwriting
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2008	2007	Gain/(Loss)
Personal Lines:

Homeowners	$69,087	5.6%	$68,088	9.3%	56.0%	7.8%	35.1%	0.0%	98.9%	114.7%	$410
Auto	134,535	3.4%	132,845	(0.1)%	71.0%	12.8%	30.0%	0.0%	113.8%	109.6%	(18,893)
Other (including
flood)	9,564	12.4%	9,010	11.5%	60.8%	(15.7)%	(51.1)%	0.0%	(6.0)%	29.8%	9,837
Total	$213,185	4.5%	$209,943	3.3%	65.7%	10.0%	28.0%	0.0%	103.7%	107.9%	$(8,646)

Commercial Lines:

Fire/IM	$194,550	(2.2)%	$196,189	2.9%	50.3%	4.6%	37.8%	0.2%	92.9%	92.7%	$14,465
Workers
compensation	303,783	(9.6)%	308,618	(5.2)%	57.4%	11.6%	25.6%	1.5%	96.1%	101.6%	13,180
General liability	393,012	(6.5)%	396,066	(3.4)%	51.1%	17.4%	33.5%	0.0%	102.0%	98.8%	(6,715)
Auto	300,391	(5.9)%	307,388	(2.5)%	61.8%	7.4%	30.5%	0.0%	99.7%	88.1%	3,099
BOP	60,428	8.6%	58,058	9.8%	64.0%	12.6%	36.5%	0.0%	113.1%	109.7%	(8,444)
Bonds	18,239	(5.2)%	18,831	(1.3)%	14.1%	4.1%	62.3%	0.0%	80.5%	84.4%	4,038
Other	9,350	2.6%	9,295	12.4%	(0.2)%	0.3%	47.2%	0.0%	47.3%	41.3%	4,870
Total	$1,279,753	(5.8)%	$1,294,444	(2.1)%	54.7%	11.2%	32.2%	0.4%	98.5%	95.9%	$24,493

Grand Total	$1,492,938	(4.5)%	$1,504,387	(1.4)%	56.2%	11.0%	31.7%	0.3%	99.2%	97.5%	$15,847

Note: Some amounts may not foot due to rounding.

	2008	2007
Losses Paid	$768,165	$635,173
LAE Paid	140,877	133,983
Total Paid	$909,042	$769,156

Selective Insurance Group, Inc.
Diversified Insurance Services
( $ in thousands)

Three Months Ended December 31, 2008 (unaudited)
	Revenue			Net Income (Loss)			Return on Revenue
	2008	2007	% Change	2008	2007	% Change	2008	2007	Pt Change

Flood	11,620	10,754	8%	1,442	1,220	18%	12.4%	11.3%	1.1
Human Resource Administration Outsourcing	11,836	13,339	(11)%	(2,208)	442	(600)%	(18.7)%	3.3%	(22.0)
Other	2,546	2,287	11%	549	696	(21)%	21.6%	30.4%	(8.8)
Total	26,002	26,380	(1)%	(217)	2,358	(109)%	(0.8)%	8.9%	(9.7)

Twelve Months Ended December 31, 2008 (unaudited)
	Revenue			Net Income			Return on Revenue
	2008	2007	% Change	2008	2007	% Change	2008	2007	Pt Change

Flood	52,943	47,842	11%	6,920	6,734	3%	13.1%	14.1%	(1.0)
Human Resource Administration Outsourcing	53,147	59,109	(10)%	(343)	2,862	(112)%	(0.6)%	4.8%	(5.4)
Other	10,256	8,615	19%	3,029	2,759	10%	29.5%	32.0%	(2.5)
Total	116,346	115,566	1%	9,606	12,355	(22)%	8.3%	10.7%	(2.4)

Human Resource Administration Outsourcing Statistics (unaudited)

	2008	2007	% Change

New Worksite EE - (Selective Agents Production)	1,491	2,025	(26)%
Total New Worksite EE - All Agents (Production)	1,789	2,740	(35)%
Total Worksite EE	22,520	25,111	(10)%
Annual Gross Billings (000's)	$948,263	1,000,126	(5)%
Annual Gross Billings / Avg Worksite EE	$39,476	37,980	4%

SELECTIVE INSURANCE GROUP, INC.	Unaudited
CONSOLIDATED BALANCE SHEETS	December 31,	December 31,
( in thousands, except share amounts)	2008	2007
ASSETS
Investments:
Fixed maturity securities, held-to-maturity - at amortized cost
(fair value: $1,178 – 2008; $5,927 – 2007)	$1,163	5,783
Fixed maturity securities, available-for-sale - at fair value
(amortized cost: $3,123,346 – 2008; $3,049,913 – 2007)	3,034,278	3,073,547
Equity securities, available-for-sale - at fair value
(cost of: $125,947 – 2008; $160,390 – 2007)	132,131	274,705
Short-term investments (at cost which approximates fair value)	198,111	190,167
Equity securities, trading – at fair value	2,569	-
Other investments	172,057	188,827
Total investments	3,540,309	3,733,029
Cash and cash equivalents	18,643	8,383
Interest and dividends due or accrued	36,538	36,141
Premiums receivable, net of allowance for uncollectible
accounts of: $4,237 – 2008; $3,905 – 2007	480,894	496,363
Other trade receivables, net of allowance for uncollectible
accounts of: $299 – 2008; $244 – 2007	19,461	21,875
Reinsurance recoverable on paid losses and loss expenses	6,513	7,429
Reinsurance recoverable on unpaid losses and loss expenses	224,192	227,801
Prepaid reinsurance premiums	96,617	82,182
Current federal income tax	26,327	4,235
Deferred federal income tax	146,801	22,375
Property and Equipment – at cost, net of accumulated
depreciation and amortization of: $132,609 – 2008; $117,832 – 2007	51,697	58,561
Deferred policy acquisition costs	212,319	226,434
Goodwill	29,637	33,637
Other assets	51,384	43,547
Total assets	$4,941,332	5,001,992

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserve for losses	$2,256,329	2,182,572
Reserve for loss expenses	384,644	359,975
Unearned premiums	844,334	841,348
Senior convertible notes	-	8,740
Notes payable	273,878	286,151
Commissions payable	48,560	60,178
Accrued salaries and benefits	147,050	88,079
Other liabilities	96,044	98,906
Total liabilities	4,050,839	3,925,949

Stockholders' Equity:
Preferred stock of $0 par value per share: Authorized shares: 5,000,000; no shares issued or outstanding
Common stock of $2 par value per share:
Authorized shares: 360,000,000
Issued: 95,263,508 – 2008; 94,652,930 – 2007	190,527	189,306
Additional paid-in capital	217,195	192,627
Retained earnings	1,128,149	1,105,946
Accumulated other comprehensive (loss) income	(100,666)	86,043
Treasury stock – at cost (shares: 42,386,921 – 2008; 40,347,894 – 2007)	(544,712)	(497,879)
Total stockholders' equity	890,493	1,076,043
Commitments and contingencies
Total liabilities and stockholders' equity	$4,941,332	5,001,992

Consolidated Statements of Income
Years Ended December 31,
(in thousands, except per share amounts)	2008	2007	2006
Revenues:
Net premiums written	$1,484,041	1,554,867	1,535,961
Net decrease (increase) in unearned premiums and prepaid reinsurance
premiums	11,449	(37,561)	(36,297)
Net premiums earned	1,495,490	1,517,306	1,499,664
Net investment income earned	131,032	174,144	156,802
Net realized (losses) gains	(49,452)	33,354	35,479
Diversified Insurance Services revenue	116,346	115,566	110,526
Other income	2,563	5,858	5,396
Total revenues	1,695,979	1,846,228	1,807,867

Expenses:
Losses incurred	845,656	829,524	791,955
Loss expenses incurred	168,160	169,682	168,028
Policy acquisition costs	490,040	497,229	478,339
Dividends to policyholders	5,211	7,202	5,927
Interest expense	20,508	23,795	21,411
Diversified Insurance Services expenses	97,819	96,943	92,718
Goodwill impairment	4,000	-	-
Other expenses	25,199	29,095	28,979
Total expenses	1,656,593	1,653,470	1,587,357

Income before federal income tax	39,386	192,758	220,510

Federal income tax expense (benefit):
Current	22,293	43,046	66,717
Deferred	(26,665)	3,214	(9,781)
Total federal income tax (benefit) expense	(4,372)	46,260	56,936

Net Income	43,758	146,498	163,574

Earnings per share:
Basic net income	$0.84	2.80	2.98

Diluted net income	$0.82	2.59	2.65

Dividends to stockholders	$0.52	0.49	0.44

Consolidated Statements of Stockholders' Equity
Years Ended December 31,
(in thousands, except per share amounts)	2008		2007		2006

Common stock:
Beginning of year	$189,306		183,124		173,085
Dividend reinvestment plan
(shares: 81,200 – 2008; 78,762 – 2007;
64,072 – 2006)	162		158		128
Convertible debentures
(shares: 45,759 – 2008; 2,074,067 – 2007;
3,999,128 – 2006)	92		4,148		7,998
Stock purchase and compensation plans
(shares: 483,619 – 2008; 937,835 – 2007;
956,520 – 2006)	967		1,876		1,913
End of year	190,527		189,306		183,124

Additional paid-in capital:
Beginning of year	192,627		153,246		71,638
Dividend reinvestment plan	1,677		1,708		1,604
Convertible debentures	645		9,806		51,249
Stock purchase and compensation plans	22,246		27,867		28,755
End of year	217,195		192,627		153,246

Retained earnings:
Beginning of year	1,105,946		986,017		847,687
Cumulative-effect adjustment due to adoption of FAS
159, net of deferred income tax effect of $3,344	6,210
Net income	43,758	43,758	146,498	146,498	163,574	163,574
Dividends to stockholders
($0.52 per share –2008; $0.49 per share – 2007;
$0.44 per share – 2006)	(27,765)		(26,569)		(25,244)
End of year	1,128,149		1,105,946		986,017

Accumulated other comprehensive (loss) income:
Beginning of year	86,043		100,601		118,121
Cumulative-effect adjustment due to adoption of FAS
159, net of deferred income tax effect of $(3,344)	(6,210)
Other comprehensive (loss) income, (increase) decrease in:
Net unrealized gains on investment securities,
Net of deferred income tax effect of
$(76,831) – 2008; $(10,925) – 2007;
$(2,031) – 2006	(142,685)	(142,685)	(20,289)	(20,289)	(3,772)	(3,772)
Defined benefit pension plans, net of deferred
income tax effect of $(20,362) – 2008;
$3,086 – 2007; $(7,403) – 2006	(37,814)	(37,814)	5,731	5,731	(13,748)	-
End of year	(100,666)		86,043		100,601
Comprehensive (loss) income		(136,741)		131,940		159,802

Treasury stock:
Beginning of year	(497,879)		(345,761)		(229,407)
Acquisition of treasury stock
(shares: 2,039,027 – 2008; 6,057,920 – 2007;
4,335,622 – 2006)	(46,833)		(152,118)		(116,354)
End of year	(544,712)		(497,879)		(345,761)

Total stockholders' equity	$890,493		1,076,043		1,077,227

Consolidated Statements of Cash Flows
Years Ended December 31,
(in thousands)	2008	2007	2006

Operating Activities
Net income	$43,758	146,498	163,574

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	28,552	29,139	25,684
Stock-based compensation expense	17,215	20,992	14,524
Undistributed losses (income) of equity method investments	13,753	(4,281)	(3,511)
Net realized losses (gains)	49,452	(33,354)	(35,479)
Deferred tax (benefit) expense	(26,665)	3,214	(9,781)
Unrealized loss on trading securities	8,129	-	-
Debt conversion inducement	-	-	2,117
Impairment of goodwill	4,000	-	-

Changes in assets and liabilities:
Increase in reserves for losses and loss expenses, net of reinsurance recoverable
on unpaid losses and loss expenses	102,100	227,749	223,231
Increase (decrease) in unearned premiums, net of prepaid reinsurance and advance
premium	(10,766)	38,346	35,708
Increase in net federal income tax recoverable	(22,092)	(3,767)	(2,761)
Decrease (increase) in premiums receivable	15,469	(37,911)	(11,232)
Decrease (increase) in other trade receivables	2,414	(487)	(4,835)
Decrease (increase) in deferred policy acquisition costs	14,115	(8,331)	(13,271)
Increase in interest and dividends due or accrued	(431)	(1,331)	(2,280)
Decrease (increase) in reinsurance recoverable on paid losses and loss expenses	916	(2,736)	(144)
Increase (decrease) in accrued salaries and benefits	(3,100)	(3,266)	5,385
(Decrease) increase in accrued insurance expenses	(15,880)	6,370	(1,566)
Purchase of trading securities	(6,587)	-	-
Sale of trading securities	21,002	-	-
Other, net	5,819	9,444	7,692
Net adjustments	197,415	239,790	229,481
Net cash provided by operating activities	241,173	386,288	393,055

Investing Activities
Purchase of fixed maturity securities, available-for-sale	(587,430)	(580,864)	(801,647)
Purchase of equity securities, available-for-sale	(70,651)	(148,569)	(52,429)
Purchase of other investments	(53,089)	(80,147)	(71,486)
Purchase of short-term investments	(2,204,107)	(2,198,362)	(2,290,937)
Net proceeds from sale of subsidiary	-	-	376
Sale of fixed maturity securities, available-for-sale	152,655	102,613	306,044
Sale of short-term investments	2,196,162	2,205,194	2,279,055
Redemption and maturities of fixed maturity securities, held-to-maturity	4,652	4,051	3,635
Redemption and maturities of fixed maturity securities, available-for-sale	294,342	319,118	187,608
Sale of equity securities, available-for-sale	102,313	187,259	108,382
Proceeds from other investments	26,164	40,115	8,350
Purchase of property and equipment	(8,083)	(14,511)	(18,670)
Net cash used in investing activities	(147,072)	(164,103)	(341,719)

Financing Activities
Dividends to stockholders	(25,804)	(24,464)	(22,831)
Acquisition of treasury stock	(46,833)	(152,118)	(116,354)
Proceeds from issuance of notes payable, net of issuance costs	-	-	96,263
Principal payments of notes payable	(12,300)	(18,300)	(18,300)
Net proceeds from stock purchase and compensation plans	8,222	8,609	11,560
Excess tax benefits from share-based payment arrangements	1,628	3,484	3,903
Borrowings under line of credit agreement	-	6,000	-
Repayment of borrowings under line of credit agreement	-	(6,000)	-
Principal payments of convertible bonds	(8,754)	-	(2,117)
Principal payments of senior convertible notes	-	(37,456)	-
Net cash used in financing activities	(83,841)	(220,245)	(47,876)
Net increase in cash and cash equivalents	10,260	1,940	3,460
Cash and cash equivalents, beginning of year	8,383	6,443	2,983
Cash and cash equivalents, end of year	$18,643	8,383	6,443

Supplemental Disclosures of Cash Flows Information
Cash paid during the year for:
Interest	$20,647	25,311	21,391
Federal income tax	42,750	43,809	65,575
Supplemental schedule of non-cash financing activity:
Conversion of convertible debentures	169	12,066	58,534

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Balance Sheets
($ in thousands)

	December 31	December 31
	2008	2007

ASSETS
Bonds	$3,104,395	3,041,373
Common stocks	156,304	297,102
Other investments	172,346	188,827
Short-term investments	137,878	125,650
Total investments	3,570,923	3,652,952

Cash on hand and in banks	(36,472)	(33,209)
Interest and dividends due and accrued	36,523	36,057
Premiums receivable	476,768	491,308
Reinsurance recoverable on paid losses and expenses	6,513	7,429
Federal income tax recoverable	12,069	-
Deferred tax recoverable	86,208	87,951
EDP equipment	3,815	4,691
Equities and deposits in pools and associations	8,517	10,411
Receivable for sold securities	13,278	167
Other assets	28,720	32,105
Total assets	$4,206,862	4,289,862

LIABILITIES
Reserve for losses	$2,031,947	1,953,960
Reinsurance payable on paid loss and loss expense	716	1,310
Reserve for loss expenses	382,796	358,126
Unearned premiums	747,717	759,166
Reserve for commissions payable	48,560	60,178
Ceded balances payable	8,421	8,192
Federal income tax payable	-	14,084
Premium and other taxes payable	20,721	24,982
Reserve for dividends to policyholders	5,023	5,651
Reserves for unauthorized/overdue reinsurance	1,416	1,258
Funds withheld on account of others	4,977	5,070
Accrued salaries and benefits	74,287	48,582
Other liabilities	14,246	15,009
Total liabilities	3,340,827	3,255,568

POLICYHOLDERS' SURPLUS
Capital	28,325	28,325
Paid in surplus	235,792	235,792
Unassigned surplus	601,918	770,177
Total policyholders' surplus	866,035	1,034,294
Total liabilities and policyholders' surplus	$4,206,862	4,289,862

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Statements Of Income
($ in thousands)

	Three Months Ended				Twelve Months Ended
	December				December

UNDERWRITING	2008		2007		2008		2007

Net premiums written	$308,651		325,309		1,492,938		1,562,728

Net premiums earned	368,839		384,772		1,504,386		1,525,163

Net losses paid	199,130		151,857		768,165		635,173
Change in reserve for losses	11,670		61,553		77,988		194,809
Net losses incurred	210,800	57.2%	213,410	55.5%	846,153	56.2%	829,982	54.4%
Net loss expenses paid	36,095		36,233		140,877		133,983
Change in reserve for loss expenses	4,512		5,085		24,670		33,265
Net loss expenses incurred	40,607	11.0%	41,318	10.7%	165,547	11.0%	167,248	11.0%
Net underwriting expenses incurred	103,189	33.4%	113,795	35.1%	470,362	31.6%	497,946	31.8%
Total deductions	354,596		368,523		1,482,062		1,495,176
Statutory gain	14,243		16,249		22,324		29,987

Net loss from premium balances
charged off	(1,440)		(880)		(3,876)		(2,831)
Finance charges and other income	(426)		1,437		2,610		5,833
Total other income	(1,866)	0.6%	557	-0.2%	(1,266)	0.1%	3,002	-0.2%
Policyholders' dividends incurred	(1,946)	0.5%	(3,253)	0.8%	(5,211)	0.3%	(7,202)	0.5%
Total underwriting gain	10,431	102.7%	13,553	101.9%	15,847	99.2%	25,787	97.5%

INVESTMENT
Net investment income earned	32,886		48,237		156,336		166,327
Net realized (loss) gain	(23,392)		6,148		(37,352)		33,359
Total income before income tax	19,925		67,938		134,831		225,473
Federal income tax (benefit) expense	(9,996)		18,022		34,898		57,851

Net income	$29,921		49,916		99,933		167,622

Policyholders' Surplus
Surplus, beginning of period	$932,846		1,071,166		1,034,294		1,030,078

Net income	29,921		49,916		99,933		167,622
Change in deferred tax	(4,682)		(1,669)		14,677		1,047
Change in unrealized losses	(44,624)		(13,433)		(107,020)		(20,288)
Dividends to stockholders	-		(63,637)		(77,045)		(139,649)
Change in reserve for unauthorized	(159)		312		(159)		312
Change in non-admitted assets	(19,068)		(8,190)		(70,169)		(11,542)
Change in minimum pension liability	(28,748)		-		(28,748)		-
Surplus adjustments	549		(171)		272		6,714

Net change in surplus for period	(66,811)		(36,872)		(168,259)		4,216

Surplus, end of period	$866,035		1,034,294		866,035		1,034,294

Statutory underwriting gain:	$10,431		13,553		15,847		25,787

Adjustments under GAAP:
Deferred policy acquisition costs	(11,785)		(8,725)		(14,116)		8,331
Flood income reclassification	(2,225)		(1,884)		(10,672)		(10,386)
Other, net	(1,206)		(1,680)		(6,285)		(7,775)
GAAP underwriting (loss) gain	$(4,785)		1,264		(15,226)		15,957

Note: Some amounts or ratios may not foot due to rounding.
Certain amounts have been reclassified to conform to the current year's presentation.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Municipal Fixed Income Portfolio as of December 31, 2008
($ in millions)
(unaudited)

	Average	Market	% of Total	Unrealized
	Credit Rating	Value	Muni Portfolio	Gain/(Loss)

Uninsured Securities	AA+	932	53%	7

Securities with Insurance Enhanced[1]	AA+	827	47%	12
Without Insurance Enhancement	AA-

Total		$1,758	100%	$19

1 Includes $13.3 million of unrated municipal fixed income securities which we consider to be investment grade.
A "BBB-" rating has been applied to these municipal fixed income securities in the interest of conservatism.

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Ratings on Municipal Fixed Income Portfolio
December 31, 2008
($ in millions)
(unaudited)

	Uninsured Securities		Insurance Enhanced Securities[1]		Underlying Rating of Insurance Enhanced Securities[1]		Total Municipal Fixed Income Portfolio (with Insurance Enhancement)		Total Municipal Fixed Income Portfolio (without Insurance Enhancement)
	(1)		(2)		(3)		(1) + (2)		(1) + (3)
S&P or equivalent ratings	Market Value	% of Total	Market Value	% of Total	Market Value	% of Total	Market Value	% of Total	Market Value	% of Total
AAA	$486	52%	$238	29%	$61	7%	$724	41%	$548	31%
AA+	148	16%	70	8%	107	13%	218	12%	254	14%
AA	194	21%	357	43%	158	19%	551	31%	352	20%
AA-	56	6%	90	11%	249	30%	146	8%	304	17%
A+	20	2%	12	1%	88	11%	32	2%	108	6%
A	3	0%	52	6%	86	10%	54	3%	89	5%
A-	18	2%	5	1%	52	6%	23	1%	70	4%
BBB+	1	0%	3	0%	7	1%	4	0%	8	0%
BBB	6	1%	-	0%	-	0%	6	0%	6	0%
BBB-	-	0%	-	0%	18	2%	-	0%	18	1%
BB+	1	0%	-	0%	-	0%	1	0%	1	0%
Total	$932	100%	$827	100%	$827	100%	$1,758	100%	$1,758	100%
Average Rating:		AA+		AA+		AA-		AA+		AA
Unrealized Gain/(Loss):	7		12				19

1 Includes $13.3 million of unrated municipal fixed income securities which we consider to be investment grade.
A "BBB-" rating has been applied to these municipal fixed income securities in the interest of conservatism.

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Muni Bonds with Credit Enhancement
December 31, 2008
($ in thousands)
(unaudited)

Credit Enhancement	Underlying Composite Rating	Market Value	Book Value	Unrealized
AMBAC	AAA	17,161	16,643	519
(Ratings:	AA+	19,006	18,651	355
Moody's = Baa1	AA	21,965	21,728	236
S&P = A	AA-	14,378	14,077	300
Fitch = WD)	A+	6,116	6,067	49
	A	28,301	29,055	(754)
	A-	9,027	9,097	(70)
	BBB+	2,954	3,257	(302)
	N/R	5,682	5,720	(38)
AMBAC Total		$124,590	$124,296	$295
BHAC (Ratings: Moody's = Aaa S&P = AAA Fitch = NR)	A	4,265	4,161	104
BHAC Total		$4,265	$4,161	$104
FGIC	AAA	12,508	11,914	595
(Ratings:	AA+	17,704	17,186	518
Moody's = Caa1	AA	23,510	22,855	656
S&P = CCC	AA-	59,491	59,364	127
Fitch = WD)	A+	24,974	25,672	(698)
	A	8,814	8,746	68
	A-	8,749	8,713	36
	BBB-	2,782	2,873	(91)
	N/R	513	514	(2)
FGIC Total		$159,045	$157,837	$1,208
FSA	AAA	25,406	25,140	266
(Ratings:	AA+	53,033	52,002	1,031
Moody's =Aa3	AA	42,587	41,799	789
S&P = AAA	AA-	72,737	70,337	2,400
Fitch = AAA)	A+	18,889	18,654	236
	A	22,610	22,305	304
	A-	9,106	8,935	172
FSA Total		$244,369	$239,172	$5,197
MBIA	AAA	6,107	5,691	416
(Ratings:	AA+	17,172	16,938	234
Moody's = Baa1	AA	70,288	68,249	2,040
S&P = AA	AA-	101,985	98,847	3,138
Fitch = WD)	A+	34,988	34,673	315
	A	22,199	22,468	(269)
	A-	25,469	25,862	(393)
	BBB-	1,800	2,127	(327)
	BBB+	4,159	4,060	99
	N/R	7,070	7,182	(112)
MBIA Total		$291,236	$286,095	$5,142
XLCA (now Syncora) (Ratings: Moody's = Caa1 S&P = B Fitch = WD)	A+	3,346	3,874	(528)
XLCA Total		$3,346	$3,874	$(528)
Grand Total		$826,852	$815,435	$11,418

Muni's with Insurance as a % of total Munis	47%
Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Structured Securities
December 31, 2008
($ in thousands)
(unaudited)

•Market Value = $657,645 ; Unrealized Gain/(Loss) = ($101,444)
•Structured Security Portfolio S&P Average Rating = AA+
•Structured Securities = 18.6% of the Total Portfolio

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Residential Mortgage Backed (RMBS) and Residential Asset Backed (RABS) Securities
December 31, 2008
($ in thousands)
(unaudited)

•Market Value = $372,215; Unrealized Gain/(Loss) = ($54,323)
•RMBS & RABS Portfolio S&P Average Rating = AA+
•RMBS & RABS Securities = 10.5% of the Total Portfolio

Selective Insurance Group Inc. and Consolidated Subsidiaries
Residential Mortgage Backed Securities (RMBS) and Residential Asset Backed (RABS)- by Vintage Year
December 31, 2008
($ in thousands)
(unaudited)

Market Value

Vintage Yr	AAA	AA	A	BBB	BB	B	Total	% of Total RMBS & RABS	% of Total Fixed Income Portfolio	% of Total GAAP Equity
1983	$ 19	$ -	$ -	$ -	$ -	$ -	$ 19	0%	0%	0%
2002	66,512	-	2,227	-	-	-	68,739	18%	2%	8%
2003	61,812	-	1,628	-	-	-	63,441	17%	2%	7%
2004	34,531	1,296	-	-	-	-	35,827	10%	1%	4%
2005	53,839	-	-	-	-	-	53,839	14%	2%	6%
2006	79,335	4,221	-	11,920	7,364	2,096	104,936	28%	3%	12%
2007	11,000	1,759	2,579	435	-	-	15,773	4%	1%	2%
2008	29,641	-	-	-	-	-	29,641	8%	1%	3%
Total RMBS & RABS-Market Value	$ 336,689	$ 7,276	$ 6,435	$ 12,355	$ 7,364	$ 2,096	$ 372,215	100%	12%	42%
% of Total RMBS & RABS	90%	2%	2%	3%	2%	1%	100%
% of Total Fixed Income Portfolio	11%	0%	0%	1%	0%	0%	12%
% of Total GAAP Equity	38%	1%	1%	1%	1%	0%	42%
Weighted Average Market Price	92.7	67.4	40.6	65.6	49.1	68.7	87.3

Unrealized Gain/(Loss)

Vintage Yr	AAA	AA	A	BBB	BB	B	Total
1983	$ 1	$ -	$ -	$ -	$ -	$ -	$ 1
2002	1,653	-	(247)	-	-	-	1,405
2003	(527)	-	(784)	-	-	-	(1,311)
2004	(2,692)	(534)	-	-	-	-	(3,226)
2005	(12,329)	-	-	-	-	-	(12,329)
2006	(12,845)	(2,028)	-	(6,197)	(7,630)	(956)	(29,657)
2007	150	(956)	(8,372)	(290)	-	-	(9,468)
2008	261	-	-	-	-	-	261
Total RMBS & RABS - Unrealized	$ (26,329)	$ (3,518)	$ (9,403)	$ (6,487)	$ (7,630)	$ (956)	$ (54,323)
% of Total RMBS & RABS	48%	7%	17%	12%	14%	2%	100%

Note: Some amounts may not foot due to rounding.

Selective Insurance Group Inc. and Consolidated Subsidiaries
Residential Mortgage Backed Securities (RMBS) and Residential Asset Backed (RABS)- by Type
December 31, 2008
($ in thousands)
(unaudited)

Market Value

RMBS Type	AAA	AA	A	BBB	BB	B	Total	% of Total RMBS & RABS	% of Total Fixed Income Portfolio	% of Total GAAP Equity
Agency	$ 233,700	$ -	$ -	$ -	$ -	$ -	$ 233,700	63%	8%	26%
FHA/VA	11,825	-	-	-	-	-	11,825	3%	0%	1%
Total Agency	245,525	-	-	-	-	-	245,525	66%	8%	28%
Alt-A	39,162	1,296	-	3,516	4,122	1,182	49,278	13%	2%	6%
Alt-A CDO	-	-	-	-	-	913	913	0%	0%	0%
Home Equity ABS	-	-	2,227	-	-	-	2,227	1%	0%	0%
Non-Agency & Other Prime	52,002	5,980	4,208	8,839	3,242	-	74,271	20%	2%	8%
Total RMBS & RABS-Market Value	$ 336,689	$ 7,276	$ 6,435	$ 12,355	$ 7,364	$ 2,096	$ 372,215	100%	12%	42%
% of Total RMBS & RABS	90%	2%	2%	3%	2%	1%	100%
% of Total Fixed Income Portfolio	11%	0%	0%	1%	0%	0%	12%
% of Total GAAP Equity	38%	1%	1%	1%	1%	0%	42%
Weighted Average Market Price	92.7	67.4	40.6	65.6	49.1	68.7	87.3

Unrealized Gain/(Loss)

RMBS Type	AAA	AA	A	BBB	BB	B	Total
Agency	$ 5,233	$ -	$ -	$ -	$ -	$ -	$ 5,233
FHA/VA	(978)	-	-	-	-	-	(978)
Total Agency	4,255	-	-	-	-	-	4,255
Alt-A	(16,411)	(534)	-	(6,141)	(5,874)	(956)	(29,916)
Alt-A CDO	-	-	-	-	-	-	-
Home Equity ABS	-	-	(247)	-	-	-	(247)
Non-Agency & Other Prime	(14,173)	(2,984)	(9,156)	(346)	(1,756)	-	(28,415)
Total RMBS & RABS - Unrealized	$ (26,329)	$ (3,518)	$ (9,403)	$ (6,487)	$ (7,630)	$ (956)	$ (54,323)
% of Total RMBS & RABS	48%	7%	17%	12%	14%	2%	100%

Note: Some amounts may not foot due to rounding.

Selective Insurance Group Inc. and Consolidated Subsidiaries
Residential Mortgage Backed (RMBS) and Residential Asset Backed (RABS) Securities
Ratings Migration (1)
December 31, 2008
($ thousands)
(unaudited)

Original Rating		Current Rating
Rating	Amount	AAA	AA	A	BBB	BB	B
AAA	364,690	336,479	5,517	2,227	11,920	7,364	1,183
AA	4,978	210	1,759	2,096	-	-	913
A	2,112	-	-	2,112	-	-	-
BBB	435	-	-	-	435	-	-
BB	-	-	-	-	-	-	-
Total Market Value	372,215	336,689	7,276	6,435	12,355	7,364	2,096

Note (1): Migration period is from the purchase date of each security to December 31, 2008

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Commercial Mortgage Backed (CMBS) Securities
December 31, 2008
($ in thousands)
(unaudited)

•Market Value = $227,152; Unrealized Gain/(Loss) = ($32,028)
•CMBS Portfolio S&P Average Rating = AAA
•CMBS Securities = 6.4% of the Total Portfolio

Selective Insurance Group Inc. and Consolidated Subsidiaries
Commercial Mortgage Backed Securities (CMBS)- by Vintage Year
December 31, 2008
($ in thousands)
(unaudited)

Market Value

Vintage Yr	AAA	AA	A	BBB	BB	Total	% of Total CMBS	% of Total Fixed Income Portfolio	% of Total GAAP Equity
1996	$ 4,981	$ -	$ -	$ -	$ -	$ 4,981	2%	0%	1%
1999	26,945	-	-	-	-	26,945	12%	1%	3%
2000	33,119	-	-	-	-	33,119	15%	1%	4%
2001	47,429	-	-	-	-	47,429	21%	2%	5%
2002	44,277	-	-	-	-	44,277	19%	1%	5%
2003	1,819	-	-	-	-	1,819	1%	0%	0%
2004	8,586	-	-	-	-	8,586	4%	0%	1%
2005	1,628	-	1,361	894	423	4,306	2%	0%	0%
2006	14,327	568	-	-	-	14,895	7%	1%	2%
2007	35,139	800	-	1,421	3,435	40,795	18%	1%	5%
Total CMBS-Market Value	$ 218,250	$ 1,368	$ 1,361	$ 2,315	$ 3,858	$ 227,152	100%	7%	26%
% of Total CMBS	96%	1%	1%	1%	2%	100%
% of Total Fixed Income Portfolio	7%	0%	0%	0%	0%	7%
% of Total GAAP Equity	25%	0%	0%	0%	1%	26%
Weighted Average Market Price	93.3	32.5	30.0	28.4	46.7	87.6

Unrealized Gain/(Loss)

Vintage Yr	AAA	AA	A	BBB	BB	Total
1996	$ (275)	$ -	$ -	$ -	$ -	$ (275)
1999	(61)	-	-	-	-	(61)
2000	(380)	-	-	-	-	(380)
2001	420	-	-	-	-	420
2002	(1,555)	-	-	-	-	(1,555)
2003	(186)	-	-	-	-	(186)
2004	(914)	-	-	-	-	(914)
2005	(407)	-	(3,175)	(3,906)	(2,399)	(9,887)
2006	(9,175)	-	-	-	-	(9,175)
2007	(3,247)	(2,836)	-	(1,932)	(2,000)	(10,015)
Total CMBS-Unrealized	$ (15,780)	$ (2,836)	$ (3,175)	$ (5,837)	$ (4,399)	$ (32,028)
% of Total CMBS	49%	9%	10%	18%	14%	100%

Note: Some amounts may not foot due to rounding.

Selective Insurance Group Inc. and Consolidated Subsidiaries
Commercial Mortgage Backed Securities (CMBS)- by Type
December 31, 2008
($ thousands)
(unaudited)

Market Value

CMBS Type	AAA	AA	A	BBB	BB	Total	% of Total CMBS	% of Total Fixed Income Portfolio	% of Total GAAP Equity
Agency MultiFamily	$ 72,887	$ -	$ -	$ -	$ -	$ 72,887	32%	2%	8%
Conduit	24,706	-	-	-	-	24,706	11%	1%	3%
Fusion (1)	104,599	800	-	1,114	435	106,947	47%	4%	12%
Lease-Backed	4,264	-	-	-	-	4,264	2%	0%	0%
Re-Securitization	6,844	568	1,361	-	423	9,197	4%	0%	1%
Single Borrower - Multiple Properties	4,949	-	-	1,201	3,000	9,150	4%	0%	1%
Total CMBS-Market Value	$ 218,250	$ 1,368	$ 1,361	$ 2,315	$ 3,858	$ 227,152	100%	7%	26%
% of Total CMBS	96%	1%	1%	1%	2%	100%
% of Total Fixed Income Portfolio	7%	0%	0%	0%	0%	7%
% of Total GAAP Equity	25%	0%	0%	0%	1%	26%
Weighted Average Market Price	93.3	32.5	30.0	28.4	46.7	87.6

Unrealized Gain/(Loss)

CMBS Type	AAA	AA	A	BBB	BB	Total
Agency MultiFamily	$ 2,800	$ -	$ -	$ -	$ -	$ 2,800
Conduit	(1,075)	-	-	-	-	(1,075)
Fusion (1)	(8,622)	(2,836)	-	(5,039)	-	(16,496)
Lease-Backed	(95)	-	-	-	-	(95)
Re-Securitization	(8,693)	-	(3,175)	-	(2,399)	(14,268)
Single Borrower - Multiple Properties	(95)	-	-	(799)	(2,000)	(2,894)
Total CMBS-Unrealized	$ (15,780)	$ (2,836)	$ (3,175)	$ (5,837)	$ (4,399)	$ (32,028)
% of Total CMBS	49%	9%	10%	18%	14%	100%

(1) Fusion means a CMBS composed of large and small loans.
Note: Some amounts may not foot due to rounding.

Selective Insurance Group Inc. and Consolidated Subsidiaries
Commercial Mortgage Backed Securities (CMBS)
Ratings Migration (1)
December 31, 2008
($ thousands)
(unaudited)

Original Rating		Current Rating
Rating	Amount	AAA	AA	A	BBB	BB
AAA	208,800	206,448	568	1,361	-	423
AA	12,602	11,802	800	-	-	-
A	-	-	-	-	-	-
BBB	2,750	-	-	-	2,315	435
BB	3,000	-	-	-	-	3,000
Total Market Value	227,152	218,250	1,368	1,361	2,315	3,858

Note (1): Migration period is from the purchase date of each security to December 31, 2008

Selective Insurance Group, Inc. and Consolidated Subsidiaries
2007 Vintage Commercial Mortgage Backed (CMBS) Securities
December 31, 2008
($ in thousands)
(unaudited)

•Market Value = $40,795; Unrealized Gain/(Loss) = ($10,015)
•2007 Vintage CMBS Portfolio S&P Average Rating = AA+
•2007 Vintage CMBS Securities = 1.2% of the Total Portfolio

Selective Insurance Group Inc. and Consolidated Subsidiaries
2007 Vintage Commercial Mortgage Backed Securities (CMBS)
December 31, 2008
($ in thousands)
(unaudited)

Market Value

CMBS Type	AAA	AA	BBB	BB	Total	% of 2007 Vintage CMBS	% of Total Fixed Income Portfolio	% of Total GAAP Equity
Agency MultiFamily	$ 29,395	$ -	$ -	$ -	$ 29,395	72%	1%	3%
Fusion (1)	5,744	800	220	435	7,199	18%	0%	1%
Single Borrower - Multiple Properties	-	-	1,201	3,000	4,201	10%	0%	1%
2007 Vintage CMBS-Market Value	$ 35,139	$ 800	$ 1,421	$ 3,435	$ 40,795	100%	1%	5%
% of 2007 Vintage CMBS	86%	2%	4%	8%	100%
% of Total Fixed Income Portfolio	1%	0%	0%	0%	1%
% of Total GAAP Equity	4%	0%	0%	1%	5%
Weighted Average Market Price	91.5	22.0	42.4	63.2	80.3

Unrealized Gain/(Loss)

CMBS Type	AAA	AA	BBB	BB	Total
Agency MultiFamily	$ 1,033	$ -	$ -	$ -	$ 1,033
Fusion (1)	(4,280)	(2,836)	(1,133)	-	(8,249)
Single Borrower - Multiple Properties	-	-	(799)	(2,000)	(2,799)
2007 Vintage CMBS-Unrealized	$ (3,247)	$ (2,836)	$ (1,932)	$ (2,000)	$ (10,015)
% of 2007 Vintage CMBS	33%	28%	19%	20%	100%

(1) Fusion means a CMBS composed of large and small loans
Note: Some amounts may not foot due to rounding

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Alt-A RMBS Securities
December 31, 2008
($ in thousands)
(unaudited)

•Market Value = $50,191; Unrealized Gain/(Loss) = ($29,916)
•Alt-A RMBS Portfolio S&P Average Rating = AA+
•Alt-A RMBS Securities = 1.4% of the Total Portfolio

–Fixed-30 Loan-to-Value Ratio = 72.8%
–Hybrid ARM Loan-to-Value Ratio = 72.0%
–Fixed-15 Loan-to-Value Ratio = 43.1%

Selective Insurance Group, Inc. and Consolidated Subsidiaries
ALT-A by Vintage Year
December 31, 2008
($ in thousands)
(unaudited)

Market Value

Vintage Yr	ALT-A Fixed-15	Alt-A Fixed-30	Alt-A Hybrid ARM	Alt-A CDO	Total	% of Total Alt-A	% of Total Fixed Income Portfolio	% of Total GAAP Equity
2002	$ 5,639	$ -	$ -	$ -	$ 5,639	11%	0%	1%
2003	-	1,690	425	-	2,116	4%	0%	0%
2004	-	2,236	1,395	-	3,631	7%	0%	0%
2005	-	3,269	2,390	-	5,659	11%	0%	1%
2006	-	30,700	1,533	913	33,147	66%	1%	4%
Total ALT-A, Market Value	$ 5,639	$ 37,895	$ 5,744	$ 913	$ 50,191	100%	1%	6%
% of Total ALT-A	11%	76%	11%	2%	100%
% of Total Fixed Income Portfolio	0%	1%	0%	0%	1%
% of Total GAAP Equity	1%	4%	1%	0%	6%
Weighted Average Market Price	99.8	61.2	49.5	100.0	62.7

Unrealized Gain/(Loss)

Vintage Yr	ALT-A Fixed-15	Alt-A Fixed-30	Alt-A Hybrid ARM	Alt-A CDO	Total
2002	$ (9)	$ -	$ -	$ -	$ (9)
2003	-	(398)	(76)	-	(474)
2004	-	(305)	(612)	-	(917)
2005	-	(818)	(2,321)	-	(3,139)
*2006	-	(22,527)	(2,851)	-	(25,378)
Total ALT-A, Unrealized	$ (9)	$ (24,049)	$ (5,859)	$ -	$ (29,916)
% of Total ALT-A	0%	80%	20%	0%	100%

*We halted Alt-A purchases in 3Q06—we have no 2007 or later vintage

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Asset Backed Securities with Insurance
December 31, 2008
($ in thousands)
(unaudited)

				Market		Unrealized	% Unreal
Credit Enhancement		Security Name	Rating	Value	% Market	Gain/Loss	G/L
AMBAC	*	RASC 2002-KS4 AI6	Baa1/A	$1,225	11.7%	$(200)	6.5%
	*	RFMS2 2002-HI1 A7	Baa1/A	1,002	9.6%	(48)	1.6%
		UHAUL 2007-BT1 BT	Aa3/A	4,015	38.4%	(1,583)	51.2%
AMBAC Total				6,242	59.7%	(1,831)	59.2%

CIFG	**	SHCDO 2006-1A A1	NR/B	913	8.7%	-	0.0%
CIFG Total				913	8.7%	-	0.0%

FGIC		USXL 2006-1A A	Baa3/BBB-	1,659	15.9%	(220)	7.1%
FGIC Total				1,659	15.9%	(220)	7.1%

MBIA	*	AERLS 2007-1A G3	A2/AA	1,636	15.7%	(1,040)	33.6%
MBIA Total				1,636	15.7%	(1,040)	33.6%

Grand Total				$10,450	100.0%	$(3,091)	100.0%

% of Total ABS	17%
% of Total Fixed Income Portfolio	0%
% of Total GAAP Equity	1%

* Securities written down in 2nd Quarter 2008
** Securities written down in 2nd, 3rd & 4th Quarters 2008

Ratings:
AMBAC: (Moody's = Baa1; S&P = A; Fitch = WD)
CIFG: (Moody's = B3; S&P = B; Fitch = WD)
FGIC: (Moody's = Caa1; S&P = CCC; Fitch = WD)
MBIA: (Moody's = Baa1; S&P = AA; Fitch = WD)

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Fixed Income Government & Agency Exposure
December 31, 2008
($ in thousands)
(unaudited)

			Unrealized
	Book Value	Market Value	Gains

US Government
Small Business Adm	$17,894	$18,503	$609
US Treasury (1)	84,593	94,811	10,218
Other US Govt Guaranteed (2)	33,001	34,323	1,322
Total US Government	135,488	147,637	12,149

Government Agency Debt
Fannie Mae	19,963	20,416	453
Freddie Mac	10,000	10,296	296
	29,963	30,712	749
Federal Farm Credit Bank	17,233	17,597	364
Federal Home Loan Bank	40,191	41,544	1,353
Tenn Valley Authority	12,665	14,661	1,996
	70,089	73,802	3,713
Total Govt Agency Debt	100,052	104,514	4,462

Total US Government Obligations	235,540	252,151	16,611

Agency MBS
Fannie Mae	68,086	69,844	1,758
Freddie Mac	105,320	107,728	2,408
Total Agency MBS(3)	173,406	177,572	4,166

Total Government & Agency Exposure	$408,946	$429,723	$20,777

(1) $26 Million on Deposit.
(2) U.S. Government includes corporate securities fully guaranteed by the FDIC.
(3) In addition, we have $125.1 million book value/$129.0 million market value of Ginnie Mae MBS which benefit from a direct government guarantee.

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Available-for-Sale Fixed Maturity Securities
Severity and Duration of Unrealized Losses
December 31, 2008
($ in millions)
(unaudited)

	Unrealized	Fair
Fair Value as a Percentage of Amortized Cost	(Loss) Gain	Value
85% but less than 100% of amortized cost	$(37.5)	820.3
75% or more but less than 85% of amortized cost	(21.9)	84.4
Less than 75% of amortized cost	(100.8)	106.1
Gross unrealized losses on fixed maturity securities	(160.2)	1,010.8
Gross unrealized gains on fixed maturity securities	71.1	2,023.5
Net unrealized losses on fixed maturity securities	$(89.1)	3,034.3

	75% or more but less than 85% of Amortized Cost	Less than 75% of Amortized Cost

Duration of Unrealized Loss Position
0 – 3 months	$(18.4)	(31.4)
4 – 6 months	(2.3)	(14.2)
7 – 9 months	-	(11.3)
10 – 12 months	(1.2)	(32.6)
Greater than 12 months	-	(11.3)
Gross unrealized losses	$(21.9)	(100.8)

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Available for Sale Securities
December 31, 2008
($ in millions)
(unaudited)

	December 31, 2008			December 31, 2007
	Fair Value	Unrealized Gain (Loss)	Credit Quality	Fair Value	Unrealized Gain (Loss)	Credit Quality

AFS Portfolio:
U.S. government obligations[1]	$252.2	16.6	AAA	179.7	6.9	AAA
State and municipal obligations	1,758.0	18.6	AA+	1,611.1	17.6	AA+
Corporate securities	366.5	(22.9)	A	487.1	7.9	A
MBS	596.2	(86.1)	AA+	697.9	(7.3)	AA+
ABS	61.4	(15.3)	AA	97.7	(1.5)	AA+
Total AFS portfolio	$3,034.3	(89.1)	AA+	3,073.5	23.6	AA+

State and Municipal Obligations:
Government obligations	$574.1	16.2	AA+	521.5	7.3	AA+
Special revenue obligations	1,183.9	2.4	AA+	1,089.6	10.3	AA+
Total state and municipal obligations	$1,758.0	18.6	AA+	1,611.1	17.6	AA+

Corporate Securities:
Financial	$101.0	(13.1)	A+	183.6	1.6	A+
Industrials	67.7	(2.1)	A-	86.0	2.0	A-
Utilities	47.6	(0.8)	A	49.9	1.5	A
Consumer discretion	33.9	(1.5)	A-	46.7	1.4	A-
Consumer staples	42.0	0.5	A	36.8	0.1	A+
Health care	22.7	0.7	A+	26.7	0.7	A+
Materials	13.2	(3.7)	BBB+	17.1	0.1	A-
Energy	19.1	(0.2)	A-	18.1	0.3	A
Information technology	10.1	(1.9)	BBB	12.3	0.3	BBB
Telecommunications services	9.2	(0.8)	A-	9.9	(0.1)	A-
Total corporate securities	$366.5	(22.9)	A	487.1	7.9	A

MBS:
CMBS	$227.2	(32.0)	AAA	284.4	(4.6)	AA+
Agency RMBS	245.5	4.2	AAA	221.8	2.2	AAA
Non-agency RMBS	74.3	(28.4)	AA+	119.4	(1.9)	AA+
Alt-A RMBS	49.2	(29.9)	AA+	72.3	(3.0)	AAA
Total MBS	$596.2	(86.1)	AA+	697.9	(7.3)	AA+

ABS:
ABS	$59.3	(15.1)	AA+	76.5	(1.3)	AA+
Alt-A ABS	0.9	-	B	19.2	(0.2)	AAA
Sub-prime ABS[2]	1.2	(0.2)	A	2.0	-	AAA
Total ABS	$61.4	(15.3)	AA	97.7	(1.5)	AA+

1 U.S. Government includes corporate securities fully guaranteed by the FDIC.
[2] We define sub-prime exposure as exposure to direct and indirect investments in non-agency residential mortgages with average FICO® scores below 650.